UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2013

TONGJI HEALTHCARE GROUP, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-140645	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 5 Beiji Road Nanning, Guangxi, People’s Republic of China
(Address of principal executive offices) (zip code)

86-771-2020000
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2013, Mr. Jingxi Lu and Mr. Lin Lin resigned from all positions they held with Tongji Healthcare Group, Inc., a Nevada corporation (the “Company”) for personal reasons.  Messrs. Lu and Lin did not resign due to any disagreement with the Company, its board of directors or its management regarding any matters relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2013	TONGJI HEALTHCARE GROUP, INC.

	By:	/s/ Yunhui Yu
Yunhui Yu
President and Chief Executive Officer